EXHIBIT 21.1

                                  Subsidiaries

==========================================================================================================================
Company                                           Beneficial Owner                                   State of
                                                                                                     Incorp.
==========================================================================================================================
Amerimax Holdings, Inc.                           Euramax International plc                          Delaware
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Amerimax Fabricated Products,                     Amerimax Holdings, Inc.                            Delaware
Inc.
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Amerimax Home Products, Inc.                      Amerimax Fabricated Products, Inc.                 Delaware
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Amerimax Specialty Products, Inc.                 Amerimax Fabricated Products, Inc.                 Delaware
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Amerimax Building Products, Inc.                  Amerimax Fabricated Products, Inc.                 Delaware
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Johnson Door Products, Inc.                       Amerimax Fabricated Products, Inc.                 Indiana
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Amerimax Coated Products, Inc.                    Amerimax Building Products, Inc.                   Delaware
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Euramax European Holdings plc                     Euramax International plc                          England &
                                                                                                     Wales
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Euramax Europe Limited                            Euramax European Holdings plc                      England &
                                                                                                     Wales
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Euramax Holdings Limited                          Euramax Europe Limited                             United
                                                                                                     Kingdom
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Euramax Coated Products Limited                   Euramax Holdings Limited                           United
                                                                                                     Kingdom
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Ellbee Limited                                    Euramax Holdings Limited                           United
                                                                                                     Kingdom
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Euramax European Holdings B.V.                    Euramax International plc                          Netherlands
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Euramax Europe B.V.                               Euramax European Holdings B.V.                     Netherlands
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Euramax Coated Products BV                        Euramax Europe B.V.                                Netherlands
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Euramax European Holdings S.A.                    Euramax International plc                          France
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Euramax Industries S.A.                           Euramax European Holdings S.A.                     France
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Euramax Coated Products S.A.                      Euramax Industries S.A.                            France
==========================================================================================================================


433335.1